 Filed pursuant to Rule 497(e)
Registration Nos. 333-190020; 811-22871

HATTERAS DISCIPLINED OPPORTUNITY FUND
a series of HCIM Trust

Class A | Institutional Class

April 24, 2015

Supplement to the
Prospectus and Statement of Additional Information (“SAI”)
dated April 30, 2014, as previously supplemented

At a meeting of the Board of Trustees (the “Board”) of HCIM Trust (the “Trust”) held on April 22, 2015, the Board  approved an Agreement and Plan of Reorganization (the “Plan”) between the Trust, on behalf of the Hatteras Disciplined Opportunity Fund (the “Fund”), and Hatteras Alternative Mutual Funds Trust, a Delaware statutory trust.  Pursuant to the Plan, the Fund would be reorganized into a newly-created series of Hatteras Alternative Mutual Funds Trust of the same name, the Hatteras Disciplined Opportunity Fund (the “New Fund”).  The New Fund will have the same investment objective, same investment advisor and sub-advisor, same portfolio managers, and substantially similar investment policies and strategies as the Fund.  It is currently anticipated that the reorganization should be effected on a tax-free basis for federal income tax purposes. Shareholders should consult their own tax professionals concerning any potential tax consequences of the reorganization that may result from their particular circumstances.

Shareholders of record of the Fund on or about April 27, 2015 will receive an information statement/prospectus that contains important information about the reorganization and the New Fund, including information about the New Fund’s investment strategies, risks, and fees and expenses.  The reorganization is anticipated to take place at the close of business on or about June 19, 2015.  The reorganization does not require a shareholder vote.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Fund, nor is it a solicitation of any proxy.

Please retain this Supplement with your Prospectus and SAI for future reference.